UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2004

Hanmi Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3660 Wilshire Boulevard	90010
Los Angeles California
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not applicable

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(Former name of former address, if changed since last report)

Check the appreciate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.
Item 9.01
SIGNATURES
Exhibit 99.1

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Item 7.01.

     On November 9, 2004 beginning at 11:00 a.m. PDT, Mr. Michael Winiarski, our Chief Financial Officer, and William J. Ruh, a member of our Board of Directors, will make several presentations to investors about Hanmi Financial Corp.’s business at the Hoefer & Arnett 2004 Asian Banking Conference. A copy of the slide presentation to be used in the presentations is attached hereto as Exhibit 99.1. The information contained in this report and the attached exhibit is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A copy of the slide presentation will also be available on our website at www.hanmibank.com.

Item 9.01

     (c) Hanmi Financial Corporation Hoefer & Arnett 2004 Asian Banking Conference Presentation

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2004	Hanmi Financial Corporation

	By:	/s/ JAE WHAN YOO

Jae Whan Yoo

President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Investor Presentation Slides